Exhibit 16

Virtus Asset Trust

POWER OF ATTORNEY

We, the undersigned members of the Board of Trustees of Virtus Asset Trust, hereby constitute and appoint George R. Aylward, Kevin J. Carr and Jennifer Fromm, or any of them, as our true and lawful attorneys and agents with full power to sign for us in the capacity indicated below, on any or all Registration Statements, amendments thereto, including without limitation a Registration Statement on Form N-14, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to all the mergers listed below.

We hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

Acquired Portfolio	Acquiring Portfolio

RidgeWorth Ceredex Large Cap Value Equity Fund	Virtus Ceredex Large-Cap Value Equity Fund

RidgeWorth Ceredex Mid-Cap Value Equity Fund	Virtus Ceredex Mid-Cap Value Equity Fund

RidgeWorth Ceredex Small Cap Value Equity Fund	Virtus Ceredex Small-Cap Value Equity Fund

RidgeWorth Silvant Large Cap Growth Stock Fund	Virtus Silvant Large-Cap Growth Stock Fund

RidgeWorth Silvant Small Cap Growth Stock Fund	Virtus Silvant Small-Cap Growth Stock Fund

RidgeWorth Innovative Growth Stock Fund	Virtus ZCI Innovative Growth Stock Fund

RidgeWorth International Equity Fund	Virtus WCM International Equity Fund

RidgeWorth Seix Core Bond Fund	Virtus Seix Core Bond Fund

RidgeWorth Seix Corporate Bond Fund	Virtus Seix Corporate Bond Fund

RidgeWorth Seix Total Return Bond Fund	Virtus Seix Total Return Bond Fund

RidgeWorth Seix U.S. Mortgage Fund	Virtus Seix U.S. Mortgage Fund

RidgeWorth Seix Limited Duration Fund	Virtus Seix Limited Duration Fund

RidgeWorth Seix Short-Term Bond Fund	Virtus Seix Short-Term Bond Fund

RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund	Virtus Seix U.S. Government Securities Ultra-Short Bond Fund

RidgeWorth Seix Ultra-Short Bond Fund	Virtus Seix Ultra-Short Bond Fund

RidgeWorth Seix Floating Rate High Income Fund	Virtus Seix Floating Rate High Income Fund

RidgeWorth Seix High Income Fund	Virtus Seix High Income Fund

RidgeWorth Seix High Yield Fund	Virtus Seix High Yield Fund

RidgeWorth Seix Georgia Tax-Exempt Bond Fund	Virtus Seix Georgia Tax-Exempt Bond Fund

RidgeWorth Seix High Grade Municipal Bond Fund	Virtus Seix High Grade Municipal Bond Fund

RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund	Virtus Seix Investment Grade Tax-Exempt Bond Fund

RidgeWorth Seix North Carolina Tax-Exempt Bond Fund	Virtus Seix North Carolina Tax-Exempt Bond Fund

RidgeWorth Seix Short-Term Municipal Bond Fund	Virtus Seix Short-Term Municipal Bond Fund

RidgeWorth Seix Virginia Intermediate Municipal Bond Fund	Virtus Seix Virginia Intermediate Municipal Bond Fund

RidgeWorth Conservative Allocation Strategy	Virtus Conservative Allocation Strategy

RidgeWorth Growth Allocation Strategy	Virtus Growth Allocation Strategy

RidgeWorth Moderate Allocation Strategy	Virtus Growth Allocation Strategy

/s/ Philip R. McLoughlin		/s/ James M. Oates
Philip R. McLoughlin,	Geraldine M. McNamara,	James M. Oates,
Trustee	Trustee	Trustee

Signed: January 19, 2017	Signed: January ___ , 2017	Signed: January 19 , 2017

/s/ Richard E. Segerson
Richard E. Segerson,	Ferdinand L.J. Verdonck,	George R. Aylward,
Trustee	Trustee	Trustee

Signed: January 19 , 2017	Signed: January ___ , 2017	Signed: January ___ , 2017